UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2025

PROPHASE LABS, INC.

(Exact name of Company as specified in its charter)

Delaware	000-21617	23-2577138
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

626 RXR Plaza, 6th Floor Uniondale, New York	11556
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 989-0763

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0005	PRPH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Item 5.02(e) Compensatory Arrangements of Certain Officers

At the Special Meeting, the Company’s stockholders approved the Amended and Restated 2022 Equity Incentive Plan (Proposal 1) and the 2025 Equity Incentive Plan (Proposal 2). Because the Company’s named executive officers are eligible to participate in these plans, such approval constitutes the entry into, or amendment of, material compensatory arrangements with the Company’s named executive officers.

The material terms of each plan are described in the Company’s definitive proxy statement filed with the SEC on August 15, 2025, under “Proposals 1 and 2,” which description is incorporated herein by reference. The full text of each plan is included as Appendix A and Appendix B, respectively, to the definitive proxy statement and is incorporated herein by reference as Exhibits 10.1 and 10.2.

Additional Compensatory Arrangements.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on June 22, 2025, in connection with a financing transaction, the Company’s Chairman and Chief Executive Officer, Ted Karkus, loaned $500,000 to the Company. In consideration for such loan, the Company issued to Mr. Karkus an unvested warrant to purchase 500,000 shares of common stock that was contingent on shareholder approval of the amendment of the Company’s Articles of Incorporation to increase the authorized shares of common stock to 1,000,000,000 and that would not vest in the event the shareholders did not approve the amendment. In addition, in connection with the same financing, the Company issued an unvested warrant to purchase 500,000 shares of common stock to an investor subject to the same contingency. As a result of the stockholder approvals at the Special Meeting authorizing the increase in the authorized shares of common stock, the condition has been satisfied and the warrants are now fully exercisable in accordance with their terms.

Item 5.03 Amendment to Articles of Incorporation or Bylaws

Charter Amendment (Proposal 3)

At the Special Meeting, stockholders also approved Certificate of Amendment to its Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 1,000,000,000. A conformed copy of the Certificate of Amendment is filed herewith as Exhibit 3.1. The Company will file by amendment to this Current Report a certified copy of the Certificate of Amendment once received from the Delaware Secretary of State.

Share Reservation for July 28, 2025 Financing.

As a result of the increase in authorized shares effected by the Certificate of Amendment, the Company has increased the number of shares of common stock reserved for issuance upon conversion of its outstanding 20% original issue discount convertible notes and exercise of related warrants issued in its July 22, 2025 private placement. In accordance with the terms of the financing documents, the Company is required to reserve 400% of the maximum number of shares potentially issuable upon conversion of the notes and exercise of the warrants. The exercisability of each of these warrants was subject to (i) the approval of the Company’s stockholders under Nasdaq Listing Rule 5635 and (ii) the availability of sufficient authorized shares of common stock. The financing was previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on July 28, 2025.

Bylaw Amendment (Proposal 6)

At the Special Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Bylaws to update the Company’s principal office address to RXR Plaza, Uniondale, New York (Proposal 6). The Amended and Restated Bylaws reflecting this change are filed as Exhibit 3.2 hereto and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 9, 2025, ProPhase Labs, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). As of the record date of August 1, 2025, the Company had 41,541,205 shares of common stock, par value $0.0005 per share (the “Common Stock”), outstanding and entitled to vote at the Special Meeting. The holders of 26,399,322 shares of Common Stock were represented in person or by proxy at the Special Meeting, constituting a quorum, with 63.54% of shares voted. At the Special Meeting, the Company’s stockholders voted on the following six proposals, each of which was described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 15, 2025. The final voting results on each proposal were as follows:

Proposal 1. Approval of the Amendment to the 2022 Equity Compensation Plan

For	Against	Abstain	Broker Non-Votes
11,832,090	3,236,838	6,332	11,324,062

Proposal 2. Approval of the Amendment to the 2022 Directors’ Equity Compensation Plan

For	Against	Abstain	Broker Non-Votes
11,805,419	3,261,903	7,938	11,324,062

Proposal 3. Approval of an Amendment to the Certificate of Incorporation To Increase the Number of Authorized Shares of Common Stock to 1,000,000,000

For	Against	Abstain	Broker Non-Votes
19,884,234	6,502,672	12,416	N/A

Proposal 4. Advisory Approval of a Share Repurchase Program

For	Against	Abstain	Broker Non-Votes
13,884,620	1,184,857	5,783	11,324,062

Proposal 5. Approval, for purposes of Nasdaq Listing Rule 5635(d), of the Issuance of Common Stock in a private placement

For	Against	Abstain	Broker Non-Votes
11,331,486	3,274,346	469,428	11,324,062

Proposal 6. Approval of an Amendment to the Company’s Bylaws to Add Address of Principal Executive Offices

For	Against	Abstain	Broker Non-Votes
24,000,809	2,344,002	54,511	N/A

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1

Conformed Copy of Certificate of Amendment to the Amended and Restated Certificate of Incorporation of ProPhase Labs, Inc. (certified copy to be filed by amendment to this Current Report on Form 8-K when received)

3.2	Amended and Restated Bylaws of ProPhase Labs, Inc. (as amended September 9, 2025)
10.1	Amended and Restated 2022 Equity Incentive Plan (incorporated by reference to Appendix A of the Company’s Proxy Statement on Schedule 14A filed August 15, 2025)
10.2	2025 Equity Incentive Plan (incorporated by reference to Appendix B of the Company’s Proxy Statement on Schedule 14A filed August 15, 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProPhase Labs, Inc.

By:	/s/ Ted Karkus
Ted Karkus
Chairman of the Board and Chief Executive Officer

Date: September 15, 2025